Exhibit 99.2

Investor Contact	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Helen M. Wilson
Phone: (441) 299-9283 email: investorrelations@acegroup.com

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited
Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results—Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Operating Income by Line of Business	4

III.	Global P&C Results
	- Global P&C Results—Consecutive Quarters	5

IV.	Segment Results
	- Insurance – North American P&C	6
	- Insurance – North American Agriculture	7
	- Insurance – Overseas General	8
	- Global Reinsurance	9
	- Life	10

V.	Balance Sheet Details
	- Loss Reserve Rollforward	11
	- Reinsurance Recoverable Analysis	12
	- Investment Portfolio	13 - 16
	- Net Realized and Unrealized Gains (Losses)	17
	- Capital Structure	18
	- Computation of Basic and Diluted Earnings Per Share	19

VI.	Other Disclosures
	- Non-GAAP Financial Measures	20 - 21
	- Book Value and Book Value per Common Share	22
	- Glossary	23

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data, and ratios)
(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

			% Change		Constant $ % Change
	Three months ended March 31		1Q-14 vs.	Constant $	1Q-14 vs.
	2014	2013	1Q-13	2013 (1)	1Q-13 (1)
Gross premiums written	$5,374	$4,963	8.3%	$4,884	10.0%
Net premiums written	$4,185	$3,798	10.2%	$3,735	12.1%
P&C net premiums written (2)	$3,691	$3,296	12.0%	$3,247	13.7%
Global P&C net premiums written (3)	$3,497	$3,183	9.9%	$3,134	11.6%
Net premiums earned	$3,970	$3,573	11.1%	$3,501	13.4%
Net investment income	$553	$531	4.1%
Operating income	$777	$746	4.2%
Net income	$734	$953	-23.0%
Comprehensive income	$1,108	$716	54.7%
Operating cash flow	$1,250	$913
P&C combined ratio
Loss and loss expense ratio	57.7%	57.1%
Underwriting and administrative expense ratio	31.1%	31.1%

Combined ratio	88.8%	88.2%
Operating return on equity (ROE)	11.2%	11.9%
ROE	10.1%	13.7%
Operating effective tax rate	11.5%	10.8%
Effective tax rate	11.3%	11.3%
Diluted earnings per share
Operating income	$2.27	$2.17	4.6%
Net income	$2.14	$2.77	-22.7%

					% Change
				December 31	1Q-14 vs.
				2013	4Q-13
Book value per common share	$86.90	$82.17	5.8%	$84.83	2.4%
Tangible book value per common share	$70.97	$67.74	4.8%	$68.93	3.0%
Tangible book value per common share excluding 2013 acquisitions (4)	$72.71	$67.74	7.3%
Weighted average basic common shares outstanding	338.9	340.8
Weighted average diluted common shares outstanding	342.0	343.9
Debt plus trust preferred securities/ tangible capital	20.1%	20.7%		20.4%

(1)	Prior periods on a constant dollar basis.
(2)	P&C net premiums written is defined as consolidated net premiums written excluding net premiums written of the company’s Life segment. See non-GAAP financial measures.
(3)	Global P&C net premiums written is defined as consolidated net premiums written excluding net premiums written of the company’s Life and Insurance – North American Agriculture segments. See non-GAAP financial measures.
(4)	For 2014, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisitions of ABA Seguros (May 2013) and Fianzas Monterrey (April 2013) of $394 million and $192 million, respectively.

Financial Highlights	Page 1

ACE Limited
Consolidated Results—Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

						Full Year
ACE Limited Consolidated	1Q-14	4Q-13	3Q-13	2Q-13	1Q-13	2013
Consolidated Results (Including Corporate) Excluding Life Segment (1)
Gross premiums written	$4,852	$4,936	$5,863	$5,518	$4,435	$20,752
Net premiums written	3,691	3,712	4,141	3,904	3,296	15,053
Net premiums earned	3,486	3,882	4,143	3,587	3,096	14,708
Adjusted losses and loss expenses (2)	2,012	2,378	2,515	2,105	1,769	8,767
Policy acquisition costs	617	605	592	570	534	2,301
Administrative expenses	467	483	478	478	429	1,868

Underwriting income	390	416	558	434	364	1,772
Net investment income	489	493	461	471	468	1,893
Interest expense	68	67	68	69	56	260
Other income (expense)—operating (3)	(23)	(23)	(29)	(31)	(22)	(105)
Income tax expense	88	81	140	91	78	390

Operating income (including Corporate) excluding Life segment	700	738	782	714	676	2,910
Life segment operating income	77	86	75	76	70	307

Consolidated operating income	777	824	857	790	746	3,217
Adjusted net realized gains (losses) (2)	(102)	154	41	104	206	505
Net realized gains (losses) related to unconsolidated entities	51	25	22	12	33	92
Income tax expense (benefit) on adjusted net realized gains (losses)	(8)	5	4	15	32	56

Consolidated net income	$734	$998	$916	$891	$953	$3,758

% Change versus prior year period (1)
Net premiums written as reported	12.0%	18.2%	-2.0%	7.1%	6.9%	6.8%
Net premiums earned as reported	12.6%	15.5%	-1.0%	8.4%	6.4%	6.9%
Net premiums written constant $	13.7%
Net premiums earned constant $	14.8%
Other ratios
Net premiums written/gross premiums written (1)	76%	75%	71%	71%	74%	73%
Operating effective tax rate	11.5%	9.2%	14.9%	11.2%	10.8%	11.6%
P&C combined ratio
Loss and loss expense ratio	57.7%	61.3%	60.7%	58.7%	57.1%	59.6%
Policy acquisition cost ratio	17.7%	15.6%	14.3%	15.9%	17.2%	15.7%
Administrative expense ratio	13.4%	12.4%	11.5%	13.3%	13.9%	12.7%

Combined ratio	88.8%	89.3%	86.5%	87.9%	88.2%	88.0%

Combined ratio excluding catastrophe losses and PPD	88.9%	91.5%	89.8%	89.2%	89.4%	90.0%
P&C expense ratio	31.1%	28.0%	25.8%	29.2%	31.1%	28.4%
P&C expense ratio excluding A&H	27.5%	24.0%	21.9%	25.7%	27.4%	24.5%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$—	$1	$2	$—	$—	$3
Catastrophe losses—pre-tax	$53	$37	$80	$81	$32	$230
Favorable prior period development (PPD)—pre-tax (4)	$(62)	$(122)	$(210)	$(128)	$(70)	$(530)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.5%	63.5%	64.1%	60.0%	58.3%	61.8%

(1)	Presented excluding the Life segment. This is a non-GAAP financial measure.
(2)	Losses from fair value changes on crop derivatives are reclassified from Adjusted net realized gains (losses) to Adjusted losses and loss expenses for this presentation. Crop derivative losses for Q1 2014 were $2 million.
(3)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(4)	For Q1 2014, favorable prior period development includes $35 million of favorable net earned premium adjustments, all related to the Insurance – North American Agriculture segment.

Consolidated Results	Page 2

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)
(Unaudited)

	March 31	December 31
	2014	2013
Assets
Fixed maturities available for sale, at fair value	$49,611	$49,254
Fixed maturities held to maturity, at amortized cost	5,887	6,098
Equity securities, at fair value	851	837
Short-term investments, at fair value	2,526	1,763
Other investments	3,170	2,976

Total investments	62,045	60,928
Cash	847	579
Securities lending collateral	1,550	1,632
Insurance and reinsurance balances receivable	4,761	5,026
Reinsurance recoverable on losses and loss expenses	10,755	11,227
Deferred policy acquisition costs	2,402	2,313
Value of business acquired	517	536
Prepaid reinsurance premiums	1,721	1,675
Goodwill and other intangible assets	5,382	5,404
Deferred tax assets	516	616
Investments in partially-owned insurance companies	466	470
Other assets	4,217	4,104

Total assets	$95,179	$94,510

Liabilities
Unpaid losses and loss expenses	$36,866	$37,443
Unearned premiums	7,791	7,539
Future policy benefits	4,632	4,615
Insurance and reinsurance balances payable	3,734	3,628
Securities lending payable	1,551	1,633
Accounts payable, accrued expenses, and other liabilities	5,218	4,810
Short-term debt	1,901	1,901
Long-term debt	3,808	3,807
Trust preferred securities	309	309

Total liabilities	65,810	65,685
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	27,843	27,673
Accumulated other comprehensive income (AOCI)	1,526	1,152

Total shareholders’ equity	29,369	28,825

Total liabilities and shareholders’ equity	$95,179	$94,510

Book value per common share	$86.90	$84.83
% change over prior quarter	2.4%	2.2%
Tangible book value per common share	$70.97	$68.93
% change over prior quarter	3.0%	3.0%

Consol Bal Sheet	Page 3

ACE Limited
Consolidated Premiums and Operating Income by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

							Constant $
		% of		% of	% Change		% Change
		Total		Total	1Q-14 vs.	Constant $	1Q-14 vs.
	1Q-14	Consolidated	1Q-13	Consolidated	1Q-13	1Q-13 (2)	1Q-13
Net premiums written
Property and all other	$1,372	33%	$1,222	32%	12.3%
Casualty	1,455	35%	1,308	35%	11.2%

Subtotal	2,827	68%	2,530	67%	11.8%	$2,504	12.9%
Agriculture	194	4%	113	3%	72.1%	113	72.1%
Personal accident (A&H) (1)	917	22%	914	24%	0.3%	886	3.5%
Life	247	6%	241	6%	2.4%	232	6.2%

Total consolidated	$4,185	100%	$3,798	100%	10.2%	$3,735	12.1%

Net premiums earned
Property and all other	$1,252	31%	$1,067	30%	17.4%
Casualty	1,480	37%	1,353	38%	9.5%

Subtotal	2,732	68%	2,420	68%	12.9%	$2,384	14.6%
Agriculture	103	3%	52	1%	96.8%	52	96.8%
Personal accident (A&H) (1)	894	23%	874	25%	2.3%	845	5.8%
Life	241	6%	227	6%	5.8%	220	9.3%

Total consolidated	$3,970	100%	$3,573	100%	11.1%	$3,501	13.4%

Operating income (loss)
Property, casualty, and all other	$645	82%	$581	78%	11.0%	$576	12.0%
Agriculture	(25)	-3%	7	1%	NM	7	NM
Personal accident (A&H) (1)	114	15%	124	16%	-8.2%	121	-5.9%
Life	43	6%	34	5%	28.2%	34	27.4%

Total consolidated	$777	100%	$746	100%	4.2%	$738	5.3%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance – Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant dollar basis.

Line of Business	Page 4

ACE Limited
Global P&C Results—Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Global P&C includes the company’s Insurance – North American P&C segment (refer to page 6), Insurance – Overseas General segment (refer to page 8), Global Reinsurance segment (refer to page 9), and Corporate (not separately disclosed in the Financial Supplement). Global P&C excludes the Insurance – North American Agriculture and Life segments.

						Full Year
Global P&C (Including Corporate)	1Q-14	4Q-13	3Q-13	2Q-13	1Q-13	2013
Gross premiums written	$4,618	$4,719	$4,417	$4,769	$4,186	$18,091
Net premiums written	3,497	3,456	3,336	3,451	3,183	13,426
Net premiums earned	3,383	3,456	3,294	3,236	3,044	13,030
Losses and loss expenses	1,884	1,925	1,768	1,812	1,737	7,242
Policy acquisition costs	612	608	560	550	530	2,248
Administrative expenses	466	485	473	475	424	1,857

Underwriting income	421	438	493	399	353	1,683
Net investment income	482	486	455	464	462	1,867
Interest expense	68	66	68	69	56	259
Other income (expense)—operating (1)	(15)	(15)	(21)	(23)	(14)	(73)
Income tax expense	95	85	127	83	76	371

Global P&C operating income	725	758	732	688	669	2,847
Net realized gains (losses)	(26)	—	(3)	67	79	143
Net realized gains (losses) related to unconsolidated entities	53	27	24	8	28	87
Income tax expense (benefit) on net realized gains (losses)	(5)	6	4	14	31	55

Global P&C net income	$757	$779	$749	$749	$745	$3,022

Additional Global P&C financial data
% Change versus prior year period
Net premiums written as reported	9.9%	13.1%	8.9%	9.5%	7.3%	9.7%
Net premiums earned as reported	11.2%	11.6%	9.1%	10.7%	6.8%	9.6%
Net premiums written constant $	11.6%
Net premiums earned constant $	13.4%
Other ratios
Net premiums written/gross premiums written	76%	73%	76%	72%	76%	74%
Combined ratio
Loss and loss expense ratio	55.7%	55.7%	53.7%	56.0%	57.1%	55.6%
Policy acquisition cost ratio	18.1%	17.6%	17.0%	17.0%	17.4%	17.3%
Administrative expense ratio	13.8%	14.1%	14.3%	14.7%	13.9%	14.2%

Combined ratio	87.6%	87.4%	85.0%	87.7%	88.4%	87.1%

Combined ratio excluding catastrophe losses and PPD	89.0%	89.9%	88.9%	89.2%	89.5%	89.4%
Expense ratio	31.9%	31.7%	31.3%	31.7%	31.3%	31.5%
Expense ratio excluding A&H	28.4%	27.9%	27.6%	28.3%	27.7%	27.9%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$—	$1	$2	$—	$—	$3
Catastrophe losses—pre-tax	$52	$35	$78	$78	$32	$223
Favorable prior period development (PPD)—pre-tax (2)	$(100)	$(122)	$(200)	$(128)	$(67)	$(517)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.1%	58.3%	57.7%	57.6%	58.1%	58.0%

(1)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(2)	For Q1 2014, favorable prior period development is net of $2 million of profit-sharing commissions that are included in the expense ratio.

Global P&C	Page 5

ACE Limited
Segment Results—Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Insurance – North American P&C

						Full Year
	1Q-14	4Q-13	3Q-13	2Q-13	1Q-13	2013
Gross premiums written	$2,024	$2,439	$2,135	$2,327	$1,819	$8,720
Net premiums written	1,418	1,602	1,500	1,529	1,284	5,915
Net premiums earned	1,487	1,511	1,444	1,428	1,338	5,721
Losses and loss expenses	940	985	963	950	878	3,776
Policy acquisition costs	159	153	159	142	143	597
Administrative expenses	161	164	153	159	125	601

Underwriting income	227	209	169	177	192	747
Net investment income	270	266	254	250	251	1,021
Interest expense	3	1	3	3	(2)	5
Other income (expense)—operating	—	1	(3)	(4)	1	(5)
Income tax expense	83	73	75	79	85	312

Operating income	411	402	342	341	361	1,446
Net realized gains (losses)	(9)	9	9	28	26	72
Net realized gains (losses) related to unconsolidated entities	20	19	16	14	14	63
Income tax expense on net realized gains (losses)	—	10	4	12	9	35

Net income	$422	$420	$363	$371	$392	$1,546

Combined ratio
Loss and loss expense ratio	63.2%	65.2%	66.7%	66.6%	65.6%	66.0%
Policy acquisition cost ratio	10.7%	10.1%	11.1%	9.9%	10.7%	10.4%
Administrative expense ratio	10.8%	10.9%	10.5%	11.1%	9.4%	10.5%

Combined ratio	84.7%	86.2%	88.3%	87.6%	85.7%	86.9%

Combined ratio excluding catastrophe losses and PPD	87.1%	87.2%	88.3%	87.3%	87.7%	87.6%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$(1)	$—	$(1)
Catastrophe losses—pre-tax	$32	$12	$21	$50	$11	$94
Favorable prior period development (PPD)—pre-tax (1)	$(68)	$(28)	$(19)	$(47)	$(40)	$(134)
Loss and loss expense ratio excluding catastrophe losses and PPD	65.7%	66.3%	66.9%	66.5%	67.6%	66.8%
% Change versus prior year period
Net premiums written	10.5%	11.8%	9.3%	11.8%	9.3%	10.6%
Net premiums earned	11.2%	12.3%	10.6%	12.7%	8.9%	11.1%
Other ratios
Net premiums written/gross premiums written	70%	66%	70%	66%	71%	68%

(1)	For Q1 2014, favorable prior period development is net of $2 million of profit-sharing commissions that are included in the expense ratio.

Insurance - North American P&C	Page 6

ACE Limited
Segment Results—Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Insurance – North American Agriculture

	1Q-14	4Q-13	3Q-13	2Q-13	1Q-13	Full Year 2013
Gross premiums written	$234	$217	$1,446	$749	$249	$2,661
Net premiums written	194	256	805	453	113	1,627
Net premiums earned	103	426	849	351	52	1,678
Losses and loss expenses	126	453	746	293	32	1,524
Losses from fair value changes on crop derivatives (1)	2	—	1	—	—	1
Policy acquisition costs	5	(3)	32	20	4	53
Administrative expenses	1	(2)	5	3	5	11

Underwriting income (loss) (2)	(31)	(22)	65	35	11	89
Net investment income	7	7	6	7	6	26
Interest expense	—	1	—	—	—	1
Other income (expense)—operating	(8)	(8)	(8)	(8)	(8)	(32)
Income tax expense (benefit)	(7)	(4)	13	8	2	19

Operating income (loss)	(25)	(20)	50	26	7	63
Net realized gains (losses) excluding losses from fair value changes on crop derivatives (1)	—	—	1	1	—	2
Net realized gains (losses) related to unconsolidated entities	—	—	—	—	—	—
Income tax expense on net realized gains (losses)	—	—	1	—	—	1

Net income (loss)	$(25)	$(20)	$50	$27	$7	$64

Combined ratio
Loss and loss expense ratio	124.6%	106.3%	88.0%	83.4%	61.9%	90.9%
Policy acquisition cost ratio	4.5%	-0.5%	3.8%	5.6%	7.5%	3.2%
Administrative expense ratio	1.2%	-0.6%	0.5%	0.9%	9.9%	0.6%

Combined ratio	130.3%	105.2%	92.3%	89.9%	79.3%	94.7%

Combined ratio excluding catastrophe losses and PPD	88.9%	104.8%	93.3%	89.1%	85.4%	95.1%
Catastrophe reinstatement premiums—pre-tax	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$1	$2	$2	$3	$—	$7
Unfavorable (favorable) prior period development (PPD)—pre-tax (3)	$38	$—	$(10)	$—	$(3)	$(13)
Loss and loss expense ratio excluding catastrophe losses and PPD	78.3%	105.8%	88.9%	82.6%	67.9%	91.3%
% Change versus prior year period
Net premiums written	72.1%	203.6%	-30.8%	-8.0%	-5.1%	-12.5%
Net premiums earned	96.8%	62.3%	-27.2%	-8.8%	-11.1%	-10.4%
Other ratios
Net premiums written/gross premiums written	83%	118%	56%	60%	45%	61%

(1)	Losses from fair value changes on crop derivatives are reclassified from Net realized gains (losses) for this presentation.
(2)	We assess the performance of our Insurance – North American Agriculture segment based on underwriting income which includes losses from fair value changes on crop derivatives.
(3)	For Q1 2014, unfavorable prior period development is net of $35 million of favorable net earned premium adjustments and $1 million of favorable profit-sharing commissions.

Insurance - North American Agriculture	Page 7

ACE Limited
Segment Results—Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Insurance – Overseas General

	1Q-14	4Q-13	3Q-13	2Q-13	1Q-13	Full Year 2013
Gross premiums written	$2,261	$2,126	$2,018	$2,097	$2,073	$8,314
Net premiums written	1,771	1,699	1,571	1,630	1,620	6,520
Net premiums earned	1,612	1,700	1,611	1,563	1,459	6,333
Losses and loss expenses	817	835	712	768	747	3,062
Policy acquisition costs	386	405	349	360	339	1,453
Administrative expenses	250	258	263	251	236	1,008

Underwriting income	159	202	287	184	137	810
Net investment income	132	143	128	136	132	539
Interest expense	1	1	1	2	1	5
Other income (expense)—operating	(9)	(13)	(16)	(14)	(5)	(48)
Income tax expense	42	52	78	48	24	202

Operating income	239	279	320	256	239	1,094
Net realized gains (losses)	(10)	(16)	(8)	8	34	18
Net realized gains (losses) related to unconsolidated entities	15	4	2	(3)	6	9
Income tax expense (benefit) on net realized gains (losses)	(5)	(4)	—	2	22	20

Net income	$249	$271	$314	$259	$257	$1,101

Combined ratio
Loss and loss expense ratio	50.7%	49.2%	44.2%	49.1%	51.2%	48.4%
Policy acquisition cost ratio	23.9%	23.8%	21.6%	23.0%	23.2%	22.9%
Administrative expense ratio	15.5%	15.1%	16.4%	16.1%	16.2%	15.9%

Combined ratio	90.1%	88.1%	82.2%	88.2%	90.6%	87.2%

Combined ratio excluding catastrophe losses and PPD	90.5%	91.6%	89.4%	90.5%	90.7%	90.5%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$17	$17	$33	$17	$21	$88
Favorable prior period development (PPD)—pre-tax	$(23)	$(76)	$(149)	$(52)	$(22)	$(299)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.1%	52.6%	51.4%	51.3%	51.3%	51.7%
% Change versus prior year period
Net premiums written as reported	9.3%	15.1%	13.5%	10.5%	6.0%	11.2%
Net premiums earned as reported	10.4%	13.5%	12.5%	10.1%	4.9%	10.3%
Net premiums written constant $	12.3%
Net premiums earned constant $	14.6%
Other ratios
Net premiums written/gross premiums written	78%	80%	78%	78%	78%	78%

Insurance - Overseas General	Page 8

ACE Limited
Segment Results—Consecutive Quarters
(in millions of U.S. dollars, except ratios)
(Unaudited)

Global Reinsurance

	1Q-14	4Q-13	3Q-13	2Q-13	1Q-13	Full Year 2013
Gross premiums written	$333	$154	$264	$345	$294	$1,057
Net premiums written	308	155	265	292	279	991
Net premiums earned	284	245	239	245	247	976
Losses and loss expenses	126	104	93	93	106	396
Policy acquisition costs	67	49	52	48	48	197
Administrative expenses	14	14	12	12	12	50

Underwriting income	77	78	82	92	81	333
Net investment income	77	71	66	71	72	280
Interest expense	1	1	2	1	1	5
Other income (expense)—operating	1	2	1	1	—	4
Income tax expense	10	5	16	7	8	36

Operating income	144	145	131	156	144	576
Net realized gains (losses)	(8)	7	(5)	31	20	53
Net realized gains (losses) related to unconsolidated entities	18	4	6	(3)	8	15
Income tax expense on net realized gains (losses)	—	—	—	—	—	—

Net income	$154	$156	$132	$184	$172	$644

Combined ratio
Loss and loss expense ratio	44.4%	42.5%	38.9%	37.7%	43.0%	40.5%
Policy acquisition cost ratio	23.5%	20.4%	21.7%	19.9%	19.3%	20.3%
Administrative expense ratio	5.0%	5.5%	5.2%	4.6%	5.0%	5.1%

Combined ratio	72.9%	68.4%	65.8%	62.2%	67.3%	65.9%

Combined ratio excluding catastrophe losses and PPD	75.1%	73.6%	71.0%	70.0%	69.2%	70.9%
Catastrophe reinstatement premiums collected—pre-tax	$—	$1	$2	$1	$—	$4
Catastrophe losses—pre-tax	$3	$6	$24	$11	$—	$41
Favorable prior period development (PPD)—pre-tax	$(9)	$(18)	$(32)	$(29)	$(5)	$(84)
Loss and loss expense ratio excluding catastrophe losses and PPD	46.5%	47.7%	44.6%	45.3%	44.8%	45.6%
% Change versus prior year period
Net premiums written as reported	10.3%	5.5%	-13.6%	-5.3%	6.1%	-3.3%
Net premiums earned as reported	15.5%	-3.7%	-15.0%	3.6%	7.3%	-2.6%
Net premiums written constant $	10.5%
Net premiums earned constant $	15.4%
Other ratios
Net premiums written/gross premiums written	92%	101%	100%	85%	95%	94%

Global Reinsurance	Page 9

ACE Limited
Segment Results—Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Life

	1Q-14	4Q-13	3Q-13	2Q-13	1Q-13	Full Year 2013
Gross premiums written	$522	$526	$510	$512	$528	$2,076
Net premiums written	494	504	479	487	502	1,972
Net premiums earned	484	481	467	480	477	1,905
Losses and loss expenses	151	139	141	145	157	582
Policy benefits (1)	114	136	138	110	131	515
(Gains) losses from fair value changes in separate account assets (1)	6	(9)	(14)	11	(4)	(16)
Policy acquisition costs	111	97	86	95	80	358
Administrative expenses	68	87	85	86	85	343
Net investment income	64	64	61	63	63	251

Life underwriting income (2)	98	95	92	96	91	374
Interest expense	3	3	4	4	4	15
Other income (expense)—operating (1)	(5)	(4)	(2)	(7)	(5)	(18)
Income tax expense	13	2	11	9	12	34

Operating income	77	86	75	76	70	307
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	(67)	149	39	33	78	299
Foreign exchange gains (losses) and all other	(9)	5	4	3	49	61
Net realized gains (losses) related to unconsolidated entities	(2)	(2)	(2)	4	5	5
Income tax expense (benefit) on net realized gains (losses)	(3)	(1)	(1)	1	1	—

Net income	$2	$239	$117	$115	$201	$672

% Change versus prior year period
Net premiums written as reported	-1.6%	-2.6%	-1.9%	0.2%	3.0%	-0.4%
Net premiums earned as reported	1.3%	-1.5%	-2.7%	0.9%	1.1%	-0.6%
Net premiums written constant $ (3)	1.1%
Net premiums earned constant $	4.0%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Net premiums written and deposits breakdown:

			Constant $
			% Change
		Constant $	1Q-14 vs.
	1Q-14	1Q-13	1Q-13
Life excluding life reinsurance (4)	$629	$610	3.2%
Life reinsurance including variable annuity	67	74	-10.3%

Total Life	$696	$684	1.7%

(4)	Includes deposits collected on universal life and investment contracts of $202 million for Q1 2014 and $196 million for Q1 2013 on a constant-dollar basis. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life	Page 10

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars, except ratios)
(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2012	$37,946	$11,399	$26,547
Losses and loss expenses incurred	2,483	557	1,926
Losses and loss expenses paid	(2,987)	(932)	(2,055)	107%
Other (incl. foreign exch. revaluation)	(360)	(106)	(254)

Balance at March 31, 2013	$37,082	$10,918	$26,164
Losses and loss expenses incurred	3,007	757	2,250
Losses and loss expenses paid	(2,797)	(941)	(1,856)	83%
Other (incl. foreign exch. revaluation)	51	4	47

Balance at June 30, 2013	$37,343	$10,738	$26,605
Losses and loss expenses incurred	3,617	962	2,655
Losses and loss expenses paid	(3,285)	(942)	(2,343)	88%
Other (incl. foreign exch. revaluation)	207	61	146

Balance at September 30, 2013	$37,882	$10,819	$27,063
Losses and loss expenses incurred	3,322	805	2,517
Losses and loss expenses paid	(3,716)	(993)	(2,723)	108%
Other (incl. foreign exch. revaluation)	(45)	(19)	(26)

Balance at December 31, 2013	$37,443	$10,612	$26,831
Losses and loss expenses incurred	2,462	301	2,161
Losses and loss expenses paid	(3,059)	(762)	(2,297)	106%
Other (incl. foreign exch. revaluation)	20	16	4

Balance at March 31, 2014	$36,866	$10,167	$26,699

Add net recoverable on paid losses	—	588	(588)

Balance including net recoverable on paid losses	$36,866	$10,755	$26,111

Loss Reserve Rollforward	Page 11

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	March 31	December 31
	2014	2013
Reinsurance recoverable on paid losses and loss expenses
Active operations	$351	$376
Brandywine and Other Run-off	357	356

Total	$708	$732

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,184	$9,576
Brandywine and Other Run-off	1,249	1,309

Total	$10,433	$10,885

Gross reinsurance recoverable
Active operations	$9,535	$9,952
Brandywine and Other Run-off	1,606	1,665

Total	$11,141	$11,617

Provision for uncollectible reinsurance (1)
Active operations	$(249)	$(251)
Brandywine and Other Run-off	(137)	(139)

Total	$(386)	$(390)

Net reinsurance recoverable
Active operations	$9,286	$9,701
Brandywine and Other Run-off	1,469	1,526

Total	$10,755	$11,227

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.3 billion of collateral.

Reinsurance Recoverable	Page 12

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

	March 31		December 31
	2014		2013
Market Value
Fixed maturities available for sale	$49,611		$49,254
Fixed maturities held to maturity	6,080		6,263
Short-term investments	2,526		1,763

Total fixed maturities	$58,217		$57,280

Asset Allocation by Market Value
Treasury	$2,411	4%	$2,327	4%
Agency	1,349	2%	1,454	3%
Corporate and asset-backed	19,650	34%	19,475	34%
Mortgage-backed	12,277	21%	12,273	21%
Municipal	4,599	8%	4,500	8%
Non-U.S.	15,405	27%	15,488	27%
Short-term investments	2,526	4%	1,763	3%

Total fixed maturities	$58,217	100%	$57,280	100%

Credit Quality by Market Value
AAA	$9,410	16%	$8,677	15%
AA	21,652	37%	21,520	38%
A	11,112	19%	11,168	19%
BBB	7,306	12%	7,193	12%
BB	4,451	8%	4,418	8%
B	3,965	7%	3,940	7%
Other	321	1%	364	1%

Total fixed maturities	$58,217	100%	$57,280	100%

Cost/Amortized Cost
Fixed maturities available for sale	$48,282		$48,406
Fixed maturities held to maturity	5,887		6,098
Short-term investments	2,526		1,763

Subtotal fixed maturities	56,695		56,267
Equity securities	845		841
Other investments	2,823		2,671

Total investment portfolio	$60,363		$59,779

Avg. duration of fixed maturities	4.0 years		4.0 years
Avg. market yield of fixed maturities	2.8%		3.0%
Avg. credit quality	A/Aa		A/Aa
Avg. yield on invested assets	3.7%		3.8%

Investments	Page 13

ACE Limited
Investment Portfolio—2
(in millions of U.S. dollars)
(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at March 31, 2014
Agency residential mortgage-backed (RMBS)	$—	$10,125	$—	$—	$—	$10,125
Non-agency RMBS	50	8	22	13	132	225
Commercial mortgage-backed	1,897	13	14	3	—	1,927

Total mortgage-backed securities at market value	$1,947	$10,146	$36	$16	$132	$12,277

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at March 31, 2014

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$477	$95	$—	$—	$572
Banks	—	—	2,301	350	2,651
Basic Materials	—	—	97	324	421
Communications	—	51	488	811	1,350
Consumer, Cyclical	—	98	315	372	785
Consumer, Non-Cyclical	53	540	875	662	2,130
Diversified Financial Services	—	78	238	114	430
Energy	32	35	193	704	964
Industrial	—	357	359	295	1,011
Utilities	—	11	600	464	1,075
All Others	55	126	591	525	1,297

Total	$617	$1,391	$6,057	$4,621	$12,686

Market Value at March 31, 2014

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$—	$4	$16	$20
Banks	1	4	—	5
Basic Materials	143	130	7	280
Communications	574	462	12	1,048
Consumer, Cyclical	459	655	14	1,128
Consumer, Non-Cyclical	569	892	33	1,494
Diversified Financial Services	104	75	—	179
Energy	743	300	31	1,074
Industrial	371	382	26	779
Utilities	275	21	—	296
All Others	247	399	15	661

Total	$3,486	$3,324	$154	$6,964

Investments 2	Page 14

ACE Limited
Investment Portfolio—3
(in millions of U.S. dollars)
(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2014

Non-U.S. Government Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,077	$—	$—	$—	$—	$1,077
Republic of Korea	—	664	35	—	—	699
Canada	542	—	—	—	—	542
United Mexican States	—	2	324	118	—	444
Germany	336	4	—	—	—	340
Province of Ontario	—	326	—	—	—	326
Japan	—	300	—	—	—	300
Federative Republic of Brazil	—	—	208	66	—	274
Kingdom of Thailand	—	—	202	62	—	264
Province of Quebec	—	—	246	—	—	246
Other Non-U.S. Government Securities	751	1,116	226	249	305	2,647

Total	$2,706	$2,412	$1,241	$495	$305	$7,159

Non-U.S. Corporate Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$98	$65	$765	$365	$201	$1,494
Canada	155	123	291	394	169	1,132
Australia	55	99	311	107	64	636
United States	7	125	105	211	168	616
France	62	54	200	129	77	522
Netherlands	18	265	120	89	29	521
Germany	156	37	131	109	51	484
Euro Supranational	194	51	—	1	—	246
Switzerland	2	22	54	114	47	239
Sweden	53	99	67	3	8	230
Other Non-U.S. Corporate Securities	97	272	754	608	395	2,126

Total	$897	$1,212	$2,798	$2,130	$1,209	$8,246

Non-U.S. Corporate Investment Portfolio

Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 15

ACE Limited
Investment Portfolio—4
(in millions of U.S. dollars)
(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2014	Market Value	Rating
1	JP Morgan Chase & Co	$513	A
2	General Electric Co	418	AA+
3	Goldman Sachs Group Inc	367	A-
4	Wells Fargo & Co	283	A+
5	Citigroup Inc	277	A-
6	Verizon Communications Inc	272	BBB+
7	Morgan Stanley	271	A-
8	Bank of America Corp	255	A-
9	HSBC Holdings Plc	238	A+
10	Comcast Corp	203	A-

Investments 4	Page 16

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended March 31, 2014
	Net Realized	Net Unrealized
	Gains	Gains	Net
	(Losses) (1)	(Losses)	Impact
Fixed maturities	$11	$461	$472
Fixed income derivatives	(25)	—	(25)

Total fixed maturities	(14)	461	447

Public equity	(5)	10	5
Private equity	56	42	98

Total equity	51	52	103

Mark-to-market losses from derivative transactions (2)	(67)	—	(67)
Foreign exchange losses (2)	(9)	—	(9)
Other	(7)	—	(7)
Partially-owned entities (3)	(5)	—	(5)
Income tax expense (benefit)	(8)	93	85

Net gains (losses)	$(43)	$420	$377

(1)	Other-than-temporary impairments for the quarter includes $5 million for fixed maturities and $6 million for public equity.
(2)	Includes $67 million of realized losses from variable annuity reinsurance for the quarter which comprises $48 million in mark-to-market losses from derivative transactions and $19 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange losses for the quarter were $2 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended March 31, 2013
	Net Realized	Net Unrealized
	Gains	Gains	Net
	(Losses) (4)	(Losses)	Impact
Fixed maturities	$36	$(191)	$(155)
Fixed income derivatives	18	—	18

Total fixed maturities	54	(191)	(137)

Public equity	(1)	14	13
Private equity	28	25	53

Total equity	27	39	66

Mark-to-market gains from derivative transactions (5)	78	—	78
Foreign exchange gains (5)	76	—	76
Other	—	1	1
Partially-owned entities (6)	4	—	4
Income tax expense (benefit)	32	(56)	(24)

Net gains (losses)	$207	$(95)	$112

(4)	Other-than-temporary impairments for the quarter includes $1 million for fixed maturities, $1 million for public equity, and $1 million for private equity.
(5)	Includes $78 million of realized gains from variable annuity reinsurance for the quarter which comprises $328 million in mark-to-market gains from derivative transactions, net of $250 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the quarter were $41 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 17

ACE Limited
Capital Structure
(in millions of U.S. dollars, except ratios)
(Unaudited)

	March 31	December 31	December 31
	2014	2013	2012
Total short-term debt (1)	$1,901	$1,901	$1,401
Total long-term debt	3,808	3,807	3,360

Total debt	$5,709	$5,708	$4,761

Total trust preferred securities	$309	$309	$309

Total shareholders’ equity	$29,369	$28,825	$27,531

Total capitalization	$35,387	$34,842	$32,601
Tangible capital (2)	$30,005	$29,438	$27,626
Leverage ratios
Debt/ total capitalization	16.1%	16.4%	14.6%
Debt plus trust preferred securities/ total capitalization	17.0%	17.3%	15.6%
Debt/ tangible capital	19.0%	19.4%	17.2%
Debt plus trust preferred securities/ tangible capital	20.1%	20.4%	18.4%

Note:	As of March 31, 2014, there was $1.2 billion usage of credit facilities on a total commitment of $1.9 billion.
(1)	Repurchase agreements in the amount of $426 million matured during the quarter, and there were new repurchase agreements in the amount of $426 million.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 18

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended March 31
	2014	2013
Numerator
Operating income to common shares	$777	$746
Adjusted net realized gains (losses), net of income tax	(43)	207

Net income	$734	$953

Rollforward of Common Shares Outstanding
Shares—beginning of period	339,793,935	340,321,534
Repurchase of shares (1)	(3,487,882)	(1,808,300)
Shares issued, excluding option exercises	1,176,596	947,536
Issued for option exercises	491,995	584,486

Shares—end of period	337,974,644	340,045,256

Denominator
Weighted average shares outstanding	338,869,562	340,778,142
Effect of other dilutive securities	3,171,174	3,128,226

Adj. wtd. avg. shares outstanding and assumed conversions	342,040,736	343,906,368

Basic earnings per share
Operating income	$2.29	$2.19
Adjusted net realized gains (losses), net of income tax	(0.13)	0.61

Net income	$2.16	$2.80

Diluted earnings per share
Operating income	$2.27	$2.17
Adjusted net realized gains (losses), net of income tax	(0.13)	0.60

Net income	$2.14	$2.77

(1)	For the period April 1, 2014 through April 28, 2014 we repurchased 475 thousand shares totaling $47 million, pursuant to a plan adopted under SEC Rule 10b5-1 and in accordance with the provisions of SEC Rule 10b-18.

Earnings per share	Page 19

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted net realized gains (losses) is a non-GAAP financial measure that excludes realized gains and losses from fair value changes on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results.We view changes in the fair value of these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified to Adjusted losses and loss expenses (a non-GAAP financial measure). Adjusted losses and loss expenses include gains and losses from fair value changes on crop derivatives.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which includes Adjusted losses and loss expenses. Insurance – North American Agriculture underwriting income includes gains (losses) from fair value changes on crop derivatives. Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Operating income or income excluding adjusted net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Operating income or income excluding adjusted net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as Net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions.

Combined ratio excluding catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The ratio numerator includes losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life and Insurance – North American Agriculture segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the Insurance – North American Agriculture and Life segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Life net premiums written and deposits collected, excluding life reinsurance, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our Life business because new life deposits are an important component of production and key to our efforts to grow our business. However, we exclude results associated with life reinsurance as there is no new life reinsurance business currently being written.

Operating return on equity (ROE) or ROE calculated using operating income is an annualized non-GAAP financial measure and is calculated as operating income divided by average shareholders’ equity, as adjusted, for the period. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses). The denominator excludes adjusted net realized gains (losses), before tax. We exclude adjusted net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Book value excluding unrealized gains (losses) on investments, or shareholders’ equity, as adjusted, is a non-GAAP financial measure and is shareholders’ equity excluding unrealized gains (losses) on investments, net of tax. We believe this measure is useful as it removes the effect of changing prices on invested assets which is heavily influenced by market conditions.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 22. Tangible book value per common share excluding 2013 acquisitions is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets related to the 2013 acquisitions of Fianzas Monterrey and ABA Seguros in order to adjust for the distortive effect of acquisitions.

Reconciliation Non-GAAP	Page 20

ACE Limited
Non-GAAP Financial Measures—2
(in millions of U.S. dollars, except ratios)
(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of Net income to Operating income:

						Full Year
	1Q-14	4Q-13	3Q-13	2Q-13	1Q-13	2013
Net income, as reported	$734	$998	$916	$891	$953	$3,758
Adjusted net realized gains (losses)	(102)	154	41	104	206	505
Net realized gains (losses) related to unconsolidated entities (1)	51	25	22	12	33	92
Income tax expense (benefit) on adjusted net realized gains (losses)	(8)	5	4	15	32	56

Operating income	$777	$824	$857	$790	$746	$3,217

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						Full Year
	1Q-14	4Q-13	3Q-13	2Q-13	1Q-13	2013
Tax expense, as reported	$93	$88	$155	$115	$122	$480
Tax expense (benefit) on adjusted net realized gains (losses)	(8)	5	4	15	32	56

Tax expense, adjusted	$101	$83	$151	$100	$90	$424

Income before tax, as reported	$827	$1,086	$1,071	$1,006	$1,075	$4,238
Less: adjusted realized gains (losses)	(102)	154	41	104	206	505
Less: realized gains (losses) related to unconsolidated entities	51	25	22	12	33	92

Operating income before tax	$878	$907	$1,008	$890	$836	$3,641

Effective tax rate	11.3%	8.1%	14.4%	11.5%	11.3%	11.3%
Adjustment for tax impact of adjusted net realized gains (losses)	0.2%	1.1%	0.5%	-0.3%	-0.5%	0.3%

Operating effective tax rate	11.5%	9.2%	14.9%	11.2%	10.8%	11.6%

The following table presents the reconciliation of ROE to Operating ROE:

			Full Year
	1Q-14	1Q-13	2013
Net income	$734	$953	$3,758
Operating income	$777	$746	$3,217
Equity—beginning of period, as reported	$28,825	$27,531	$27,531
Less: unrealized gains (losses) on investments, net of deferred tax	1,174	2,633	2,633

Equity—beginning of period, as adjusted	$27,651	$24,898	$24,898

Equity—end of period, as reported	$29,369	$27,942	$28,825
Less: unrealized gains (losses) on investments, net of deferred tax	1,594	2,538	1,174

Equity—end of period, as adjusted	$27,775	$25,404	$27,651

Average equity, as reported	$29,097	$27,737	$28,178
Average equity, as adjusted	$27,713	$25,151	$26,275
Operating ROE	11.2%	11.9%	12.2%
ROE	10.1%	13.7%	13.3%

Reconciliation Non-GAAP 2	Page 21

ACE Limited
Book Value and Book Value per Common Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Common Share

	March 31	December 31	March 31
	2014	2013	2013
Shareholders’ equity	$29,369	$28,825	$27,942
Less: goodwill and other intangible assets	5,382	5,404	4,909

Numerator for tangible book value per share	$23,987	$23,421	$23,033

Book value—% change over prior quarter	1.9%	2.2%	1.5%
Tangible book value—% change over prior quarter	2.4%	2.9%	2.1%
Denominator	337,974,644	339,793,935	340,045,256

Book value per common share	$86.90	$84.83	$82.17
Tangible book value per common share	$70.97	$68.93	$67.74
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$28,825	$28,218	$27,531
Operating income	777	824	746
Adjusted net realized gains (losses), net of tax	(43)	174	207
Net unrealized gains (losses), net of tax	420	(145)	(95)
Repurchase of shares	(332)	(57)	(154)
Dividend declared on common shares (1)	(256)	(174)	(168)
Cumulative translation, net of tax	(41)	(66)	(156)
Pension liability	(5)	(11)	14
Other (2)	24	62	17

	$29,369	$28,825	$27,942

(1)	The March 31, 2014 amount includes a $0.12 per share increase related to the Q4 2013 dividend installment approved by our shareholders on January 10, 2014.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 22

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate.

Operating return on equity (ROE) or ROE calculated using income excluding adjusted net realized gains (losses): Operating income or income excluding adjusted net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses) divided by income excluding adjusted net realized gains (losses) before tax.

Life underwriting income: Net premiums earned and net investment income less losses and loss expenses, policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Glossary	Page 23